DELAWARE GROUP® CASH RESERVE

Delaware Cash Reserve® Fund (the "Fund")

Supplement to the Fund's Class B and Class C Prospectus
dated July 29, 2010

Effective June 29, 2011, Delaware Management Company, the Fund's investment manager, has voluntarily agreed to waive and/or reimburse an additional 0.05% to prevent the Fund's "Total annual operating expenses" from exceeding 0.14% for Class B and Class C shares. These waivers are in addition to the existing voluntary distribution fee waiver. These voluntary expense limitations are subject to the exclusions described below and may be discontinued at any time.

The following replaces the information in the section entitled, "Who manages the Fund - Investment manager" on page 10.

Investment manager

Delaware Management Company (Manager) is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of Macquarie Group Ltd. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid aggregate fees, net of fee waivers, of 0.36% of the Fund's average daily net assets during the last fiscal year.

Voluntary waivers. The Manager is voluntarily waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual Fund operating expenses from exceeding 0.14% of the Fund's average daily net assets from June 29, 2011 until such time as the voluntary expense cap is discontinued. In addition, the Distributor has voluntarily agreed to waive all 12b-1 fees for the Class B and Class C shares. After giving effect to the Manager's and Distributor's voluntary waivers, the total net annual Fund operating expenses for the Fund's Class B and Class C shares is 0.14%. The Manager's and Distributor's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

A discussion of the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended March 31, 2010.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 29, 2011.